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                                                                    EXHIBIT 24.1
                                                                    ------------


                       THE GOODYEAR TIRE & RUBBER COMPANY

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, THE GOODYEAR TIRE & RUBBER COMPANY, a corporation organized and existing under the laws of the State of Ohio, and the undersigned directors and officers of THE GOODYEAR TIRE & RUBBER COMPANY, hereby constitute and appoint Robert W. Tieken, C. Thomas Harvie, Stephanie W. Bergeron and Richard J. Kramer, and any one or more of them, their true and lawful attorneys-in-fact and agents, to do any and all of the acts and things and to execute any and all instruments which said attorneys and agents or any one of them may deem necessary and advisable to enable the said THE GOODYEAR TIRE & RUBBER COMPANY to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act of (i) up to a maximum of 20,000,000 shares of its Common Stock in connection with the operation of The Goodyear Tire & Rubber Company Employee Savings Plan for Salaried Employees (the "Salaried Plan"), which registration shall also register any interests in the Salaried Plan required to be registered under the Act and the resale of such shares by certain participants in the Salaried Plan, (ii) up to a maximum of 15,000,000 shares of Common Stock in connection with the operation of The Goodyear Tire & Rubber Company Employee Savings Plan for Bargaining Unit Employees (the "B-U-E Plan"), which registration shall also register interests in the B-U-E Plan required to be registered under the Act, and (iii) up to a maximum of 2,000,000 shares of Common Stock in connection with the operation of The Goodyear Tire & Rubber Company Employee Savings Plan for Hourly Employees (the "Hourly Plan"), which registration shall also register any interests in the Hourly Plan required to be registered under the Act; including specifically the power and authority to sign the name THE GOODYEAR TIRE & RUBBER COMPANY and the names of the undersigned directors and officers in the capacities indicated below (i) to (a) a Registration Statement on Form S-8 in respect of the Salaried Plan, (b) a Registration Statement on Form S-8 in respect of the B-U-E Plan, and
(c) a Registration Statement on Form S-8 in respect of the Hourly Plan, or to one or more Registration Statements on Form S-8 in respect of any combination of said Plans, (ii) to any and all amendments to or constituting a part of any one or more or all of such Registration Statements which may from time to time be filed with the Commission, and (iii) to any and all instruments or documents filed with the Commission as a part of or in connection with such Registration Statements or amendments thereto. Each of the undersigned hereby ratifies and confirms all that the said attorneys-in-fact and agents, or any of one or more them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed or caused to be subscribed these presents this 6th day of June, 2000.

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
Attest:                                                 THE GOODYEAR TIRE & RUBBER COMPANY


/s/ James Boyazis                                       By  /s/ Samir G. Gibara
------------------------------------                      ---------------------------------------
James Boyazis, Secretary                                        Samir G. Gibara,
                                                                Chairman of the Board,
                                                                Chief Executive Officer and President
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

Chairman of the Board, Chief Executive
  Officer and President, Director                                        /s/ SAMIR G. GIBARA
  (principal executive officer)                          --------------------------------------------------------------
                                                                            Samir G. Gibara

Executive Vice President
  (principal financial officer)                                          /s/ ROBERT W. TIEKEN
                                                         --------------------------------------------------------------
                                                                            Robert W. Tieken

Vice President - Corporate Finance                                      /s/ RICHARD J. KRAMER
  (principal accounting officer)                         --------------------------------------------------------------
                                                                           Richard J. Kramer

Director                                                                /s/ JOHN G. BREEN
                                                         --------------------------------------------------------------
                                                                           John G. Breen

Director                                                                /s/ WILLIAM E. BUTLER
                                                         --------------------------------------------------------------
                                                                           William E. Butler

Director                                                                /s/ THOMAS H. CRUIKSHANK
                                                         --------------------------------------------------------------
                                                                           Thomas H. Cruikshank

Director                                                               /s/ KATHERINE G. FARLEY
                                                         --------------------------------------------------------------
                                                                           Katherine G. Farley

Director                                                               /s/ WILLIAM J. HUDSON, JR.
                                                         --------------------------------------------------------------
                                                                          William J. Hudson, Jr.

Director                                                              /s/ STEVEN A. MINTER
                                                         --------------------------------------------------------------
                                                                          Steven A. Minter

Director                                                              /s/ AGNAR PYTTE
                                                         --------------------------------------------------------------
                                                                          Agnar Pytte

Director                                                             /s/ GEORGE H. SCHOFIELD
                                                         --------------------------------------------------------------
                                                                          George H. Schofield

Director                                                            /s/ WILLIAM C. TURNER
                                                         --------------------------------------------------------------
                                                                         William C. Turner

Director                                                           /s/ MARTIN D. WALKER
                                                         --------------------------------------------------------------
                                                                        Martin D. Walker
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